EXHIBIT 99.2
SUBJECT TO REVISION
-------------------
SERIES TERM SHEET DATED SEPTEMBER 21, 2000
------------------------------------------

                                     REVISED

                                  $247,936,000
   [GRAPHIC]
                                OMI Trust 2000-C
                                     Issuer
                        Oakwood Mortgage Investors, Inc.,
                                    Depositor
                         Oakwood Acceptance Corporation,
                                    Servicer
          Senior/Subordinated Pass-Through Certificates, Series 2000-C

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors, Inc. Senior/Subordinated Pass-Through Certificates, Series 2000-C. The Series Term Sheet has been prepared by Oakwood Mortgage for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference into the Registration Statement.

Neither Credit Suisse First Boston, Prudential Securities nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates has been filed with the Securities and Exchange Commission and declared effective. The final prospectus supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final prospectus and prospectus supplement to which the securities relate. Any investment decision should be based only upon the information in the final prospectus and prospectus supplement as of their publication dates.




Credit Suisse First Boston                                Prudential Securities

         This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 2000-C Pooling and Servicing Agreement (including the May 1999 Edition to the Standard Terms) to be dated as of September 1, 2000, among Oakwood Mortgage Investors, Inc., as Depositor, Oakwood Acceptance Corporation, as Servicer, and Wells Fargo Bank Minnesota, National Association, as Trustee.

   The Offered Certificates........................
       -----------------------------------------------------------------------------------------------------------------------------
                                                                    Average                   Modified
                     Principal                     S&P / Moody's     Life                     Duration     First         Last
         Class       Amount(1)       Description    Ratings(2)     (yrs)(3)       Coupon     (yrs) (3)    Pay(3)        Pay(3)
       -----------------------------------------------------------------------------------------------------------------------------
        A-1       $194,616,000     Senior            AAA / Aaa         4.46      (4) (5)         TBD       10/00         2/15
        M-1         23,994,000     Mezzanine         AA / Aa3          9.62      (4) (5)         TBD       4/05          2/15
        M-2         15,996,000     Mezzanine           A/A3            9.62      (4) (5)         TBD       4/05          2/15
        B-1         13,330,000     Subordinate      BBB / Baa3         9.37      (4) (5)         TBD       4/05          2/15

                  (1) The aggregate initial principal balance of the
                      certificates may be increased or decreased by up to 5%. Any such increase or decrease may be allocated disproportionately among the classes of certificates. Accordingly, any investor's commitments with respect to the certificates may be increased or decreased correspondingly.
                  (2) It is a condition to the issuance of the certificates that they be rated as above. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision of withdrawal at any time by the assigning rating organization.
                  (3) Assumed that the 10% optional termination is exercised.
                      Data run at a prepayment speed of 200% MHP.
                  (4) Computed on the basis of a 360-day year of twelve 30-day months.
                  (5) The lesser of (i) specified rate per annum, or (ii) the weighted average net asset rate for the related distribution date.

   Class Designations
      Class A Certificates...................Class A-1 certificates.
      Class M Certificates...................Class M-1 and class M-2 certificates.
      Class B Certificates...................Class B-1 and class B-2 certificates.
      Subordinated Certificates..............Class M, class B, class X and class
                                             R certificates.
      Offered Certificates...................Class A, class M and class B-1 certificates.
      Offered Subordinated Certificates......Class M and class B-1 certificates.

   Other Certificates........................The class B-2, class X, and class R certificates are not being offered
                                             hereby. The class B-2 certificates
                                             are expected to be sold in a
                                             private placement and will be
                                             acquired on the closing date by an
                                             affiliate of Oakwood Mortgage. The
                                             class X and class R certificates
                                             are expected to be sold initially
                                             to related entities of Oakwood
                                             Mortgage, which may offer them in
                                             the future in one or more privately
                                             negotiated transactions.

   Denominations.............................The Offered Certificates will be book-entry certificates only, in
                                             minimum denominations of $1,000 and
                                             integral multiples of $1 in excess
                                             thereof.

   Cut-off Date..............................With respect to each initial asset,
                                             September 1, 2000, or with respect
                                             to each subsequent asset, the date
                                             as of which such asset is purchased
                                             by the trust.

   Distribution Dates........................The fifteenth day of each month,
                                             (or if such fifteenth day is not a
                                             business day, the next succeeding
                                             business day) commencing in October
                                             2000.

   Record Date...............................With respect to each distribution date, for the Offered Certificates,
                                             the close of business on the last
                                             business day of the month preceding
                                             the month in which such
                                             distribution date occurs (each, a
                                             "Record Date").

   Interest Accrual Period...................With respect to each distribution date, for the Offered Certificates,
                                             the calendar month preceding the
                                             month in which the distribution
                                             date occurs (each, an "Interest
                                             Accrual Period").

   Pre-Funding Account.......................The Trustee will establish a trust account (the "Pre-Funding
                                             Account"). On the closing date,
                                             approximately $64,416,658 (the
                                             "Pre-Funded Amount") will be
                                             deposited in the Pre-Funding
                                             Account to provide the trust with
                                             funds to purchase subsequent assets
                                             within 90 days after the closing
                                             date. The subsequent assets will,
                                             in the aggregate, have
                                             characteristics very similar to the
                                             characteristics of the initial
                                             assets. Among other things, the
                                             weighted average net asset rate may
                                             not be more than 0.50% lower at the
                                             end of the pre-funding period than
                                             it is on the closing date. The
                                             Trustee will also establish a
                                             capitalized interest account on the
                                             closing date to provide protection
                                             against
                                             interest shortfalls on your
                                             certificates during the pre-funding
                                             period.

   Distributions.............................The "Available Distribution Amount"
                                             for a distribution date generally
                                             will include (1)(a) monthly
                                             payments of principal and interest
                                             due on the assets during the
                                             related Collection Period, to the
                                             extent such payments were actually
                                             collected from the obligors or
                                             advanced by the servicer and (b)
                                             unscheduled payments received with
                                             respect to the assets during the
                                             related Prepayment Period,
                                             including principal prepayments,
                                             the portion of the Pre-funded
                                             Amount not used to acquire
                                             subsequent assets by the end of the
                                             Pre-Funding period, Compensating
                                             Interest, proceeds of repurchases,
                                             net liquidation proceeds and net
                                             insurance proceeds, less (2)(a)
                                             amounts required to reimburse the
                                             servicer for previously
                                             unreimbursed Advances in accordance
                                             with the pooling and servicing
                                             agreement, (b) amounts required to
                                             reimburse Oakwood Mortgage or the
                                             servicer for certain reimbursable
                                             expenses in accordance with the
                                             pooling and servicing agreement,
                                             (c) amounts required to reimburse
                                             any party for an overpayment of a
                                             Repurchase Price for an asset in
                                             accordance with the pooling and
                                             servicing agreement, (d) the
                                             Interest Deficiency Amount or
                                             portion thereof, if any, paid from
                                             collections on the preceding
                                             distribution date, (e) the
                                             Trustee's fee, and (f) if Oakwood
                                             Acceptance is not the servicer, the
                                             Servicing Fees for the related
                                             Collection Period.

                                             The Class A Certificates are
                                             entitled to principal distributions
                                             that are senior in priority to
                                             distributions on the other classes
                                             of Offered Certificates. The class
                                             A-1 Principal Distribution Amount
                                             for any distribution date prior to
                                             the Cross-over date or as to which
                                             the Principal Distribution Tests
                                             are not met will equal the entire
                                             Principal Distribution Amount, and
                                             on any other distribution date will
                                             equal the class A-1 percentage of
                                             the Principal Distribution Amount.
                                             The class M-1 Principal
                                             Distribution Amount for any
                                             distribution date will equal (a) as
                                             long as any class A-1 certificates
                                             remain outstanding and prior to the
                                             Cross-over Date, zero, (b) on any
                                             distribution date as to which the
                                             Principal Distribution Tests are
                                             not met and any class A-1
                                             certificates remain outstanding,
                                             zero, (c) on any distribution date
                                             as to which the Principal
                                             Distribution Tests are not met and
                                             the class A-1 certificates have
                                             been retired, the Principal
                                             Distribution Amount, or (d) on any
                                             other distribution date, the class
                                             M-1 percentage of the Principal
                                             Distribution Amount. The class M-2
                                             Principal Distribution Amount for
                                             any distribution date will equal
                                             (a) as long as any class A-1 or
                                             class M-1 certificates remain
                                             outstanding and prior to the
                                             Cross-over Date, zero, (b) on any
                                             distribution date as to which the
                                             Principal Distribution Tests are
                                             not met and any class A-1 or class
                                             M-1 certificates remain
                                             outstanding, zero, (c) on any
                                             distribution date as to which the
                                             Principal Distribution Tests are
                                             not met and the class A-1 and class
                                             M-1 certificates have been retired,
                                             the Principal Distribution Amount,
                                             or (d) on any other distribution
                                             date, the class M-2 percentage of
                                             the Principal Distribution Amount.
                                             The Class B-1 Principal
                                             Distribution Amount for any
                                             distribution date will equal (a) as
                                             long as any class A-1, class M-1 or
                                             class M-2 certificates remain
                                             outstanding and prior to the
                                             Cross-over Date, zero, (b) on any
                                             distribution date as to which the
                                             Principal Distribution Tests are
                                             not met and any class A-1, class
                                             M-1 or class M-2 certificates
                                             remain outstanding, zero, (c) on
                                             any distribution date as to which
                                             the Principal Distribution Tests
                                             are not met and the class A-1,class
                                             M-1 and class M-2 certificates have
                                             been retired, the Principal
                                             Distribution Amount, or (d) on any
                                             other distribution date, the class
                                             B-1 percentage of the Principal
                                             Distribution Amount.

                                             If an Interest Deficiency Event
                                             occurs on any distribution date
                                             with respect to the class M-1,
                                             class M-2, class B-1 or class B-2,
                                             collections received after the end
                                             of the related Collection Period
                                             and prior to such distribution date
                                             will be applied, up to a limited
                                             amount determined by the rating
                                             agencies, to remedy such deficiency
                                             in order of class seniority. Any
                                             remaining deficiency will be
                                             carried forward as shortfall for
                                             the next distribution date.
                                             "Interest Deficiency Event" means,
                                             with respect to the class M-1,
                                             class M-2, class B-1 and class B-2
                                             certificates and a distribution
                                             date, that after distribution of
                                             the Available Distribution Amount
                                             in the
                                             order of priority set forth below
                                             under "Priority of Distributions,"
                                             there remains unpaid any of the
                                             current Interest Distribution
                                             Amounts, Interest Distribution
                                             Amounts remaining unpaid from prior
                                             distribution dates, Writedown
                                             Interest Distribution Amounts or
                                             Carryover Writedown Interest
                                             Distribution Amounts for these
                                             classes and distribution date (the
                                             "Interest Deficiency Amount").
                                             Distributions will be made on each
                                             distribution date to holders of
                                             record on the preceding Record
                                             Date. Distributions on a class of
                                             certificates will be allocated
                                             among the certificates of such
                                             class in proportion to their
                                             respective percentage interests.

   Priority of Distributions.................On each distribution date the
                                             Available Distribution Amount will
                                             be distributed in the following
                                             amounts and in the following order
                                             of priority:

                                             (1) first, to the class A
                                             certificates (a) first, the related
                                             Interest Distribution Amount for
                                             such distribution date and (b)
                                             second, any Interest Distribution
                                             Amounts remaining unpaid from
                                             previous distribution dates, plus
                                             interest on this carryover amount,
                                             if any, for such distribution date;

                                             (2) second, to the class M-1
                                             certificates, (a) first, the
                                             related Interest Distribution
                                             Amount for such distribution date
                                             and (b) second, any Interest
                                             Distribution Amounts remaining
                                             unpaid from previous distribution
                                             dates, plus interest on this
                                             carryover amount, if any, for such
                                             distribution date;

                                             (3) third, to the class M-2
                                             certificates, (a) first, the
                                             related Interest Distribution
                                             Amount for such distribution date
                                             and (b) second, any Interest
                                             Distribution Amounts remaining
                                             unpaid from previous distribution
                                             dates, plus interest on this
                                             carryover amount, if any, for such
                                             distribution date;

                                             (4) fourth, to the class B-1
                                             certificates, (a) first, the
                                             related Interest Distribution
                                             Amount for such distribution date
                                             and (b) second, any Interest
                                             Distribution Amounts remaining
                                             unpaid from previous distribution
                                             dates, plus interest on this
                                             carryover amount, if any, for such
                                             distribution date;

                                             (5) fifth, to the class B-2
                                             certificates, (a) first, the
                                             related Interest Distribution
                                             Amount for such distribution date
                                             and (b) second, any Interest
                                             Distribution Amounts remaining
                                             unpaid from previous distribution
                                             dates, plus interest on this
                                             carryover amount, if any, for such
                                             distribution date;

                                             (6) sixth, to the class A
                                             certificates any Principal
                                             Distribution Amounts remaining
                                             unpaid from previous distribution
                                             dates.

                                             (7) seventh, to the class A
                                             certificates, the related Principal
                                             Distribution Amount until the Class
                                             A certificate principal balance is
                                             reduced to zero

                                             (8) eighth, to the class M-1
                                             certificates, (a) first, any
                                             related Writedown Interest
                                             Distribution Amount for such
                                             distribution date, (b) second, any
                                             related Carryover Writedown
                                             Interest Distribution Amount for
                                             such distribution date, (c) third,
                                             any related Principal Distribution
                                             Amounts remaining unpaid from prior
                                             distribution dates, and (d) fourth,
                                             any related Principal Distribution
                                             Amount until the class M-1
                                             certificate principal balance is
                                             reduced to zero;

                                             (9) ninth, to the class M-2
                                             certificates, (a) first, any
                                             related Writedown Interest
                                             Distribution Amount for such
                                             distribution date, (b) second, any
                                             related Carryover Writedown
                                             Interest Distribution Amount for
                                             such distribution date, (c) third,
                                             any related Principal Distribution
                                             Amounts remaining unpaid from prior
                                             distribution dates, and (d) fourth,
                                             any related Principal Distribution
                                             Amount until the class M-2
                                             certificate principal balance is
                                             reduced to zero;

                                             (10) tenth, to the class B-1
                                             certificates, (a) first, any
                                             related Writedown Interest
                                             Distribution Amount for such
                                             distribution date, (b) second, any
                                             related Carryover Writedown
                                             Interest Distribution Amount for
                                             such distribution date, (c)
                                             third, any related Principal
                                             Distribution Amounts remaining
                                             unpaid from prior distribution
                                             dates, and (d) fourth, any related
                                             Principal Distribution Amount until
                                             the class B-1 certificate principal
                                             balance is reduced to zero;

                                             (11) eleventh, to the class B-2
                                             certificates, (a) first any related
                                             Writedown Interest Distribution
                                             Amount for such distribution date,
                                             (b) second, any related Carryover
                                             Writedown Interest Distribution
                                             Amount for such distribution date,
                                             (c) third, any related Principal
                                             Distribution Amounts remaining
                                             unpaid from prior distribution
                                             dates, and (d) fourth, any related
                                             Principal Distribution Amount until
                                             the class B-2 certificate principal
                                             balance is reduced to zero;

                                             (12) twelfth, if Oakwood Acceptance
                                             is the servicer, to the servicer,
                                             the following amounts in sequential
                                             order: (i), the Servicing Fees for
                                             the related Collection Period, and
                                             (ii) any Servicing Fees from
                                             previous distribution dates
                                             remaining unpaid;

                                             (13) thirteenth, sequentially to
                                             (i) the class A certificates, (ii)
                                             class M-1 certificates, (iii) class
                                             M-2 certificates, (iv) class B-1
                                             certificates and (v) class B-2
                                             certificates, the Accelerated
                                             Principal Distribution Amount for
                                             such distribution date until the
                                             certificate principal balance of
                                             each class is reduced to zero;

                                             (14) fourteenth, to the class X
                                             certificates, in the following
                                             sequential order: (i) the current
                                             class X Strip Amount; and (ii) any
                                             class X Strip Amounts from previous
                                             distribution dates remaining
                                             unpaid; and

                                             (15) finally, any remainder to the
                                             class R certificates.

                                             The primary credit support for the
                                             class A Certificates is the
                                             subordination of the Subordinated
                                             Certificates and
                                             overcollateralization; for the
                                             class M-1 certificates is the
                                             subordination of the class M-2,
                                             class B, class X, and class R
                                             certificates and
                                             overcollateralization; for the
                                             class M-2 certificates is the
                                             subordination of the class B, class
                                             X and class R certificates and
                                             overcollateralization; and for the
                                             class B-1 certificates is the
                                             subordination of the class B-2,
                                             class X, and class R certificates
                                             and overcollateralization.

   Cross-over Date...........................The later to occur of (a) the distribution date occurring in
                                             April 2005 or (b) the first
                                             distribution date on which the
                                             percentage equivalent of a
                                             fraction, which shall not be
                                             greater than 1, the numerator of
                                             which is the sum of the certificate
                                             principal balance - as adjusted for
                                             write-downs - of the Subordinated
                                             Certificates and the Current
                                             Overcollateralization Amount for
                                             such distribution date and the
                                             denominator of which is the Pool
                                             Scheduled Principal Balance on such
                                             distribution date, equals or
                                             exceeds [1.75] times the percentage
                                             equivalent of a fraction, which
                                             shall not be greater than 1, the
                                             numerator of which is the sum of
                                             the initial aggregate certificate
                                             principal balance - as adjusted for
                                             write-downs - of the Subordinated
                                             Certificates and the Initial
                                             Overcollateralization Amount and
                                             the denominator of which is the
                                             Pool Scheduled Principal Balance as
                                             of September 1, 2000.

   Performance Test..........................The Average Sixty Day Delinquency
                                             Ratio is less than or equal to
                                             5.5%, the Current Realized Loss
                                             Ratio is less than or equal to
                                             3.0%; and the Cumulative Realized
                                             Losses are less than or equal to
                                             the following percentages of the
                                             original Pool Scheduled Principal
                                             Balance set forth below:

                                                7% April 2005 through September
                                                2006,
                                                8% October 2006 through
                                                September 2007,
                                                9.5% October 2007 through March
                                                2009, and
                                                10.5% thereafter.

   Overcollateralization.....................Excess interest collections will be applied, to the extent available,
                                             to make accelerated payments of
                                             principal on the class A-1, class
                                             M-1, class M-2, class B-1 and class
                                             B-2 certificates. The "Target
                                             Overcollateralization Amount"
                                             generally shall mean, (i) for any
                                             distribution date prior to the
                                             Cross-over Date, 6.0% of the Pool
                                             Scheduled Principal Balance as of
                                             September 1, 2000 and (ii) for any
                                             other distribution date, the lesser
                                             of (x) 6.0% of the Scheduled
                                             Principal Balance as of September
                                             1, 2000, and (y) 10.5% of the
                                             then-outstanding Pool Scheduled
                                             Principal Balance; provided,
                                             however, that in no event shall the
                                             Target Overcollateralization Amount
                                             be less than 0.5% of the Pool
                                             Scheduled Principal Balance as of
                                             September 1, 2000. On the closing
                                             date, the initial
                                             overcollateralization amount shall
                                             equal at least 3.0% of the Pool
                                             Scheduled Principal Balance as of
                                             September 1, 2000.

                                             The "Current Overcollateralization
                                             Amount" shall mean, for any
                                             distribution date, the positive
                                             difference, if any, between the
                                             Pool Scheduled Principal Balance of
                                             the assets and the certificate
                                             principal balance of all the
                                             outstanding classes of
                                             certificates. The "Accelerated
                                             Principal Distribution Amount" for
                                             any distribution date shall be the
                                             positive difference, if any,
                                             between the Target
                                             Overcollateralization Amount and
                                             the Current Overcollateralization
                                             Amount.

   Allocation of Writedown Amounts...........The Writedown Amount for any
                                             distribution date will be the
                                             amount, if any, by which the
                                             aggregate certificate principal
                                             balance of all certificates, after
                                             all distributions have been made on
                                             the certificates on such
                                             distribution date, exceeds the Pool
                                             Scheduled Principal Balance of the
                                             assets for the next distribution
                                             date. The Writedown Amount will be
                                             allocated among the classes of
                                             Subordinated Certificates in the
                                             following order of priority:

                                              (1)   first, to the class B-2
                                                    certificates, to be applied
                                                    in reduction of the
                                                    certificate principal
                                                    balance - as adjusted for
                                                    write-downs - of such class
                                                    until it has been reduced to
                                                    zero;

                                              (2)   second, to the class B-1
                                                    certificates, to be applied
                                                    in reduction of the
                                                    certificate principal
                                                    balance - as adjusted for
                                                    write-downs - of such class
                                                    until it has been reduced to
                                                    zero;

                                              (3)   third, to the class M-2
                                                    certificates, to be applied
                                                    in reduction of the
                                                    certificate principal
                                                    balance - as adjusted for
                                                    write-downs - of such class
                                                    until it has been reduced to
                                                    zero.

                                              (4)   fourth, to the class M-1
                                                    certificates, to be applied
                                                    in reduction of the
                                                    certificate principal
                                                    balance - as adjusted for
                                                    write-downs - of such class
                                                    until it has been reduced to
                                                    zero.

   Advances..................................For each distribution date, the servicer will be obligated to make
                                             an advance (a "P&I Advance") in
                                             respect of any delinquent monthly
                                             payment that will, in the
                                             servicer's judgement, be
                                             recoverable from late payments on
                                             or liquidation proceeds from such
                                             asset. The servicer will also be
                                             obligated to make advances
                                             ("Servicing Advances" and, together
                                             with P&I Advances, "Advances") in
                                             respect of liquidation expenses and
                                             certain taxes and insurance
                                             premiums not paid by an obligor on
                                             a timely basis, to the extent the
                                             servicer deems such Servicing
                                             Advances recoverable out of
                                             liquidation proceeds or from
                                             subsequent collections. P&I
                                             Advances and Servicing Advances are
                                             reimbursable to the servicer under
                                             certain circumstances. In addition,
                                             the servicer is obligated under
                                             certain circumstances to pay
                                             Compensating Interest with respect
                                             to any asset that prepays on a date
                                             other than on a Due Date for such
                                             asset.

   Final Scheduled Distribution Dates........To the extent not previously paid prior to such dates, the
                                             outstanding principal amount of
                                             each class of Offered Certificates
                                             will be payable on the distribution
                                             date set forth below (with respect
                                             to each class of certificates, the
                                             "Final Scheduled Distribution
                                             Date"). For each class of the class
                                             A certificates, the Final Scheduled
                                             Distribution Dates were determined
                                             based on the assumptions that (I)
                                             there are no defaults, prepayments
                                             or delinquencies with respect to
                                             payments due on the Assumed Asset
                                             Characteristics and (ii) the
                                             optional termination right is not
                                             exercised by the servicer. For each
                                             class of the Subordinate
                                             Certificates, the Final Scheduled
                                             Distribution Dates were determined
                                             by the maturity date of the asset
                                             with the latest stated maturity.

                                                              Final Scheduled
                                                            Distribution Dates
                                                            ------------------

                   Class A-1 Certificates..........             April 15, 2030
                   Class M-1 Certificates..........           October 15, 2032
                   Class M-2 Certificates..........           October 15, 2032
                   Class B-1 Certificates..........           October 15, 2032

   Optional Termination......................The servicer at its option and subject to the limitations imposed
                                             by the pooling and servicing
                                             agreement, will have the option to
                                             purchase from the Trust all assets
                                             then outstanding and all other
                                             property in the trust on any
                                             distribution date occurring on or
                                             after the distribution date on
                                             which the sum of the certificate
                                             principal balance of the
                                             certificates is less than 10% of
                                             the sum of the original certificate
                                             principal balance of the
                                             certificates. The servicer also may
                                             terminate the trust estate if it
                                             determines that there is a
                                             substantial risk that the trust
                                             estate's REMIC status will be lost.

   Auction Sale..............................If the servicer does not exercise its optional termination right
                                             within 90 days after it first
                                             becomes eligible to do so, the
                                             trustee shall solicit bids for the
                                             purchase of all assets then
                                             outstanding and all other property
                                             in the trust estate. In the event
                                             that satisfactory bids are
                                             received, the sale proceeds will be
                                             distributed to certificateholders.

   Initial Assets............................The trust will consist of (1)
                                             manufactured housing installment
                                             sales contracts secured by security
                                             interests in manufactured homes,
                                             and with respect to certain of the
                                             contracts ("Land Secured
                                             Contracts"), secured by liens on
                                             the real estate on which the
                                             related manufactured homes are
                                             located, and (2) mortgage loans
                                             secured by first liens on the real
                                             estate to which the related
                                             manufactured homes are deemed
                                             permanently affixed. On the closing
                                             date, the trust expects to (i)
                                             purchase 6,170 initial assets with
                                             an aggregate principal balance of
                                             approximately $202,181,280.46 as of
                                             the Cut-off Date and (ii) receive
                                             the Pre-Funded Amount, which will
                                             be used to acquire additional
                                             contracts and mortgage loans. This
                                             term sheet only contains
                                             information on the initial assets,
                                             which represent approximately
                                             80.87% of the total expected asset
                                             pool.

                                             As of September 1, 2000, all of the
                                             initial assets are fixed rate
                                             collateral. As of the Cut-off Date,
                                             approximately 27.20% of the initial
                                             assets are mortgage loans and
                                             approximately 0.27% of the initial
                                             assets are Land-Secured Contracts.
                                             Based on Cut-off Date Pool
                                             Scheduled Principal Balance,
                                             approximately 75.81% of the initial
                                             assets are secured by manufactured
                                             homes which were new, approximately
                                             7.19% of the initial assets are
                                             secured by manufactured homes which
                                             were used, approximately 16.66% of
                                             the initial assets are secured by
                                             manufactured homes which were
                                             repossessed, and approximately
                                             0.34% of the initial assets are
                                             secured by manufactured homes which
                                             were transferred. As of the Cut-off
                                             Date, the initial assets were
                                             secured by manufactured homes or
                                             mortgaged properties located in 41
                                             states and the District of
                                             Columbia, and approximately 21.36%
                                             and 13.74% of the initial assets
                                             were secured by manufactured homes
                                             or mortgaged properties located in
                                             North Carolina and Texas,
                                             respectively, based on the mailing
                                             addresses of the obligors on the
                                             assets
                                             as of the Cut-off Date. Each
                                             initial asset bears interest at an
                                             annual percentage rate of at least
                                             6.25% and not more than 18.00%. The
                                             weighted averaged APR of the
                                             initial assets as of the Cut-off
                                             Date is approximately 12.17%. The
                                             initial assets have remaining terms
                                             to maturity as of the Cut-off Date
                                             of at least 4 months but not more
                                             than 360 months and original terms
                                             to stated maturity of at least 24
                                             months but not more than 360
                                             months. As of the Cut-off Date, the
                                             initial assets had a weighted
                                             average original term to stated
                                             maturity of approximately 299
                                             months, and a weighted average
                                             remaining term to stated maturity
                                             of approximately 287 months. The
                                             6,164 initial assets for which such
                                             information is available have a
                                             Loan-to-Value Ratio as of the
                                             Cut-off Date of at least 14.33% but
                                             not more than 100.00%, with a
                                             weighted average Loan-to-Value
                                             Ratio of approximately 90.27%. The
                                             final scheduled payment date on the
                                             asset with the latest maturity
                                             occurs in October 2030.

                                             The servicer will be required to
                                             cause to be maintained one or more
                                             standard hazard insurance policies
                                             with respect to each manufactured
                                             homes or mortgaged properties.

   Certain Federal Income Tax
     Consequences............................For federal income tax purposes, the trust estate will be treated as
                                             one or more real estate mortgage
                                             investment conduits (each, a
                                             "REMIC"). The class A, class M,
                                             class B and class X certificates
                                             will constitute "regular interests"
                                             in a REMIC for federal income tax
                                             purposes. The class R certificates
                                             will be treated as the sole class
                                             of "residual interests" in each
                                             REMIC for federal income tax
                                             purposes.

   Recent Developments.......................In November 1998, four shareholder suits were filed against Oakwood
                                             Homes and certain of its directors
                                             and officers. These suits have been
                                             consolidated in one suit in the
                                             Middle District of North Carolina.
                                             The lawsuit generally alleges that
                                             certain of Oakwood Homes' financial
                                             statements were false and
                                             misleading and that certain other
                                             disclosures were inaccurate.
                                             Oakwood Homes has filed a motion to
                                             dismiss this complaint, and in July
                                             of 2000, the magistrate hearing
                                             this suit submitted a recommended
                                             order dismissing the plaintiffs'
                                             complaint with prejudice. The
                                             plaintiffs have objected to the
                                             magistrate's recommended order and
                                             the matter is not before the
                                             District Court judge. Oakwood
                                             Mortgage believes that this lawsuit
                                             will not adversely affect
                                             distributions to be made on your
                                             certificates.

   ERISA Considerations......................Fiduciaries of employee benefit plans and certain other retirement
                                             plans and arrangements, including
                                             individual retirement accounts and
                                             annuities, Keogh plans, and
                                             collective investment funds in
                                             which such plans, accounts,
                                             annuities or arrangements are
                                             invested, that are subject to the
                                             Employee Retirement Income Security
                                             Act of 1974, as amended ("ERISA"),
                                             or corresponding provisions of the
                                             Code (any of the foregoing, a
                                             "Plan"), persons acting on behalf
                                             of a Plan, or persons using the
                                             assets of a Plan ("Plan Investors")
                                             should consult with their own
                                             counsel to determine whether the
                                             purchase or holding of the Offered
                                             Certificates could give rise to a
                                             transaction that is prohibited
                                             either under ERISA or the Code.

                                             Because the Offered Subordinated
                                             Certificates are subordinated
                                             securities, they will not satisfy
                                             the requirements of certain
                                             prohibited transaction exemptions.
                                             As a result, the purchase or
                                             holding of any of the Offered
                                             Subordinated Certificates by a Plan
                                             Investor may constitute a
                                             non-exempt prohibited transaction
                                             or result in the imposition of
                                             excise taxes or civil penalties.
                                             Accordingly, none of the Offered
                                             Subordinated Certificates are
                                             offered for sale, and are not
                                             transferable, to a Plan Investor,
                                             unless such Plan Investor provides
                                             the Seller and the Trustee with a
                                             Benefit Plan Opinion, or the
                                             circumstances described in clause
                                             (ii) below are satisfied. Unless
                                             such Opinion is delivered, each
                                             person acquiring an Offered
                                             Subordinated Certificate will be
                                             deemed to represent to the trustee,
                                             Oakwood Capital and the servicer
                                             that either (i) such person is not
                                             a Plan Investor subject to ERISA or
                                             Section 4975 of the Code, or (ii)
                                             such person is an insurance company
                                             that is purchasing an Offered
                                             Subordinated Certificate with funds
                                             from its "general account" and the
                                             provisions of Prohibited
                                             Transaction Class Exemption

                                             95-60 will apply to exempt the
                                             purchase, holding and resale of
                                             such Certificate, and transactions
                                             in connection with the servicing,
                                             operation and management of the
                                             trust from the the prohibited
                                             transaction rules of ERISA and the
                                             Code.

   Legal Investment Considerations...........When the amount on deposit in the
                                             Pre-Funding Account has been
                                             reduced to zero, the class A
                                             certificates and class M-1
                                             certificates are expected to
                                             constitute "mortgage related
                                             securities" for purposes of SMMEA.

                                             The class M-2 and B-1 certificates
                                             are not "mortgage related
                                             securities" for purposes of SMMEA
                                             because such certificates are not
                                             rated in one of the two highest
                                             rating categories by a nationally
                                             recognized rating agency.

Delinquency, Loan Loss and Repossession Experience

         The following tables set forth certain information, for the periods indicated, concerning (1) the asset servicing portfolio, (2) the delinquency experience and (3) the loan loss and repossession experience of the portfolio of manufactured housing installment sales contracts and residential mortgage loans serviced by Oakwood Acceptance. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the assets will be comparable to that set forth below.

                                                      Asset Servicing Portfolio
                                                      (Dollars in thousands)

                                                          At September 30,                                  June 30,
                                   ---------------------------------------------------------------- ------------------------
                                       1995         1996        1997         1998          1999         1999         2000
                                   -----------  ----------  -----------  -----------   -----------  -----------  -----------
Total Number of Serviced Assets
     Oakwood Originated..........      51,566       67,120      89,411      111,351       122,955      120,110      124,282
     Acquired Portfolios.........       4,872        4,177       3,602        2,818         2,160        2,298        1,822
Aggregate Outstanding Principal
Balance of Serviced Assets
     Oakwood Originated..........  $1,130,378   $1,687,406  $2,499,794   $3,536,657    $4,223,475   $4,068,377   $4,456,065
     Acquired Portfolios.........     $70,853      $57,837     $47,027      $35,882       $26,306      $28,332      $21,302
Average Outstanding Principal
Balance per Serviced Asset
     Oakwood Originated..........       $21.9        $25.1       $28.0        $31.8         $34.3        $33.9        $35.9
     Acquired Portfolios.........       $14.5        $13.8       $13.1        $12.7         $12.2        $12.3        $11.7
Weighted Average Interest Rate
of Serviced Assets
     Oakwood Originated..........        12.0%        11.5%       11.0%        10.8%         10.6%        10.7%        10.7%
     Acquired Portfolios.........        11.3%        11.2%       11.1%        11.0%         10.7%        10.8%        10.8%


                                                            Delinquency Experience (1)
                                                             (Dollars in thousands)

                                                                  At September 30,                             June 30,
                                             ------------------------------------------------------------ --------------------
                                             1995       1996         1997      1998        1999            1999        2000
                                            --------   --------   ----------  --------    --------        --------    --------
Total Number of Serviced Assets
     Oakwood Originated.................    51,566     67,120       89,411   111,351      122,955         120,110     124,282
     Acquired Portfolios................     4,872      4,177        3,602     2,818        2,160           2,298       1,822
Number of Delinquent Assets (2).........
     Oakwood Originated:................
      30-59 Days........................       601        835        1,171     2,345        3,391           2,274       2,316
      60-89 Days........................       185        308          476       906        1,046             845         987
      90 Days or More...................       267        492          716     1,222        1,783           1,319       1,853
     Total Number of Assets Delinquent       1,053      1,635        2,363     4,473        6,220           4,438       5,156
     Acquired Portfolios................
      30-59 Days........................        63         66           90        75           59              40          41
      60-89 Days........................        17         23           23        31           14              10          16
      90 Days or More...................        76         62           75        57           45              48          43
     Total Number of Assets Delinquent         156        151          188       163          118              98         100
Total Delinquencies as a Percentage of
     Serviced Assets (3)................
     Oakwood Originated.................       2.0%       2.4%         2.6%      4.0%         5.1%            3.7%        4.1%
     Acquired Portfolios................       3.2%       3.6%         5.2%      5.8%         5.5%            4.3%        5.5%

---------
(1) Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purposes of this table.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.
(3) By number of assets.

                      Loan Loss/Repossession Experience (7)
                             (Dollars in thousands)


                                                       At or for the fiscal year                      At or for the nine
                                                                ended                                    months ended
                                                            September 30,                                  June 30,
                                     ------------------------------------------------------------          -------
                                         1995       1996        1997         1998         1999         1999          2000
                                     ---------  ----------  -----------  -----------  -----------    --------      --------
Total Number of Serviced Assets (1)     56,438      71,297      93,013      114,169      125,115      122,408       126,104
Average Number of Serviced
     Assets During Period.......        50,742      63,868      82,155      103,591      119,642      118,289       125,610
Number of Serviced
     Assets Repossessed.........         1,718       2,746       3,885        5,411        7,790        5,795         6,160
Serviced Assets Repossessed as a
     Percentage of Total Serviced
     Assets (2).................          3.04%       3.85%       4.18%        4.74%        6.23%        6.31%(6)      6.51%(6)
Serviced Assets Repossessed as a
     Percentage of Average Number
     of Serviced Assets.........          3.39%       4.30%       4.73%        5.22%        6.51%        6.53%(6)      6.54%(6)
Average Outstanding Principal
     Balance of Assets (3)......
     Oakwood Originated.........      $976,905  $1,409,467  $2,065,033   $2,978,235   $3,839,274   $3,761,762    $4,297,018
     Acquired Portfolios........       $30,235     $27,351     $22,943      $19,179      $14,781      $15,252       $11,374
Net Losses from Asset
     Liquidation(4):
     Total Dollars (3)..........
       Oakwood Originated.......        $7,303     $14,248     $26,872      $45,189      $66,037      $50,751       $61,186
       Acquired Portfolios......          $473        $592        $528         $220         $173         $144           $60
     As a Percentage of Average
     Outstanding Principal Balance
     of Assets (3) (5)
       Oakwood Originated.......          0.75%       1.01%       1.30%        1.52%        1.72%        1.80%(6)      1.90%(6)
       Acquired Portfolios......          1.56%       2.16%       2.30%        1.15%        1.17%        1.26%(6)      0.70%(6)

(1) As of period end.
(2) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.
(3) Includes assets originated by Oakwood Acceptance and serviced by Oakwood Acceptance and others.
(4) Net losses represent all losses incurred on Oakwood Acceptance -serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. Charges to the losses reserves in respect of a defaulted asset generally are made before the defaulted asset becomes a liquidated asset. The length of the accrual period for the amount of accrued and unpaid interest include in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than Oakwood Acceptance.
(5) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all assets at the end of the applicable period.
(6) Annualized.
(7) The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Assets will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

                                 Initial Assets


               Geographical Distribution of Manufactured Homes(1)

                                  Number of      Aggregate Scheduled              Percentage of
Geographic Location            Initial Assets      Principal Balance        Initial Asset Pool by SPB
-------------------            --------------      -----------------        -------------------------
Alabama....................         138            $  5,326,517                       2.63%
Arizona....................         157              11,082,142                       5.48
Arkansas...................          63               2,404,312                       1.19
California.................          23               1,309,992                       0.65
Colorado...................          72               3,637,605                       1.80
Delaware...................          74               1,665,570                       0.82
Florida....................         124               5,476,530                       2.71
Georgia....................         170               6,508,701                       3.22
Idaho......................          40               2,366,330                       1.17
Illinois...................           7                 224,400                       0.11
Indiana....................           5                  85,675                       0.04
Kansas.....................          25               1,175,660                       0.58
Kentucky...................         159               4,501,033                       2.23
Louisiana..................         113               4,941,155                       2.44
Maine......................           1                  51,523                       0.03
Maryland...................          26                 463,924                       0.23
Massachusetts..............           1                   9,426                       *
Michigan...................           4                 218,272                       0.11
Minnesota..................           2                  96,303                       0.05
Mississippi................         128               4,991,623                       2.47
Missouri...................         125               5,106,823                       2.53
Montana....................           1                  97,367                       0.05
Nevada.....................          15               1,272,409                       0.63
New Hampshire..............           1                  10,996                       0.01
New Jersey.................           4                  88,555                       0.04
New Mexico.................          85               4,033,292                       1.99
New York...................           9                 154,957                       0.08
North Carolina.............       1,882              43,181,628                      21.36
North Dakota...............           1                  29,251                       0.01
Ohio.......................          97               3,847,131                       1.90
Oklahoma...................          78               3,357,765                       1.66
Oregon.....................          67               6,217,285                       3.08
Pennsylvania...............           5                 273,003                       0.14
South Carolina.............         720              15,685,411                       7.76
Tennessee..................         336              12,723,685                       6.29
Texas......................         637              27,773,888                      13.74
Utah.......................          16               1,316,556                       0.65
Virginia...................         570              11,741,244                       5.81
Washington.................          54               5,055,399                       2.50
Washington DC..............           1                   7,638                       *
West Virginia..............         121               2,854,856                       1.41
Wyoming....................          13                 815,446                       0.40
                                     --                 -------                       ----
   Total...................       6,170            $202,181,280                      100.00%
                                  =====            ============                      ======

--------------
(1) Based on the mailing address of the obligor on the related initial asset as of the Cut-off Date.
(*) Less than 0.01%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any scenario presented.

                        Year of Origination of Assets (1)

                                Number of     Aggregate Scheduled          Percentage of
Year of Origination          Initial Assets    Principal Balance     Initial Asset Pool by SPB
-------------------          --------------    -----------------     -------------------------
1987.....................             2        $        9,849                     *
1988.....................           191             1,097,589                     0.54%
1989.....................           254             1,867,040                     0.92
1990.....................           720             6,523,721                     3.23
1991.....................           405             3,907,816                     1.93
1992.....................           487             5,400,135                     2.67
1993.....................           128             1,731,226                     0.86
1994.....................             1                 5,267                     *
1995.....................             2                73,306                     0.04
1996.....................             5               179,351                     0.09
1997.....................             1                38,681                     0.02
1998.....................             3                97,071                     0.05
1999.....................            25             1,465,122                     0.72
2000.....................         3,946           179,785,106                    88.92
                                  -----           -----------                    -----
         Total..............      6,170        $  202,181,280                   100.00%
                                  =====        ==============                   ======

------------------
(1) The weighted average seasoning of the initial assets was approximately 12 months as of the Cut-off Date.
(*) Less than 0.01%.


                   Distribution of Remaining Loan Balance (1)

                                  Number of     Aggregate Scheduled           Percentage of
Remaining Loan Balance          Initial Assets   Principal Balance      Initial Asset Pool by SPB
----------------------          --------------   -----------------      -------------------------
$  4,999.99 or less                   326           $  1,094,980                    0.54%
$  5,000.00 - $  9,999.99           1,046              8,168,858                    4.04
$ 10,000.00 - $ 14,999.99             776              9,380,235                    4.64
$ 15,000.00 - $ 19,999.99             229              3,969,955                    1.96
$ 20,000.00 - $ 24,999.99             338              7,747,359                    3.83
$ 25,000.00 - $ 29,999.99             603             16,575,618                    8.20
$ 30,000.00 - $ 34,999.99             579             18,731,043                    9.26
$ 35,000.00 - $ 39,999.99             415             15,478,106                    7.66
$ 40,000.00 - $ 44,999.99             291             12,335,682                    6.10
$ 45,000.00 - $ 49,999.99             287             13,604,582                    6.73
$ 50,000.00 - $ 54,999.99             246             12,892,324                    6.38
$ 55,000.00 - $ 59,999.99             208             11,928,842                    5.90
$ 60,000.00 - $ 64,999.99             156              9,740,860                    4.82
$ 65,000.00 - $ 69,999.99             109              7,360,305                    3.64
$ 70,000.00 - $ 74,999.99              94              6,815,646                    3.37
$ 75,000.00 - $ 79,999.99              87              6,714,863                    3.32
$ 80,000.00 - $ 84,999.99              66              5,433,505                    2.69
$ 85,000.00 - $ 89,999.99              51              4,473,233                    2.21
$ 90,000.00 - $ 94,999.99              47              4,334,078                    2.14
$ 95,000.00 - $ 99,999.99              37              3,596,143                    1.78
$100,000.00 or more                   179             21,805,061                   10.78
                                      ---             ----------                   -----
     Total.....................     6,170                  $  80                  100.00%
                                    =====                  =====                  =======

---------
  (1) The highest remaining asset amount was $283,471.15 which represents approximately 0.14% of the aggregate remaining principal balance of the initial assets. The average remaining principal amount of the initial assets was approximately $32,768.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any scenario presented.

                    Distribution of Original Loan Balance (1)

                                  Number of     Aggregate Scheduled           Percentage of
Original Loan Balance           Initial Assets   Principal Balance      Initial Asset Pool by SPB
---------------------           --------------   -----------------      -------------------------
$  4,999.99 or less                      8          $     31,411                    0.02%
$  5,000.00 - $  9,999.99               36               259,286                    0.13
$ 10,000.00 - $ 14,999.99              478             3,393,351                    1.68
$ 15,000.00 - $ 19,999.99            1,246            11,643,728                    5.76
$ 20,000.00 - $ 24,999.99              854            13,424,912                    6.64
$ 25,000.00 - $ 29,999.99              669            17,549,988                    8.68
$ 30,000.00 - $ 34,999.99              592            18,975,528                    9.39
$ 35,000.00 - $ 39,999.99              417            15,431,483                    7.63
$ 40,000.00 - $ 44,999.99              294            12,383,931                    6.13
$ 45,000.00 - $ 49,999.99              292            13,807,376                    6.83
$ 50,000.00 - $ 54,999.99              247            12,930,977                    6.40
$ 55,000.00 - $ 59,999.99              207            11,839,207                    5.86
$ 60,000.00 - $ 64,999.99              158             9,847,578                    4.87
$ 65,000.00 - $ 69,999.99              109             7,350,289                    3.64
$ 70,000.00 - $ 74,999.99               93             6,732,713                    3.33
$ 75,000.00 - $ 79,999.99               90             6,937,502                    3.43
$ 80,000.00 - $ 84,999.99               65             5,351,102                    2.65
$ 85,000.00 - $ 89,999.99               51             4,465,643                    2.21
$ 90,000.00 - $ 94,999.99               47             4,329,281                    2.14
$ 95,000.00 - $ 99,999.99               38             3,690,933                    1.83
$100,000.00 or more                    179            21,805,061                   10.78
                                       ---            ----------                   -----
     Total.....................      6,170          $202,181,280                  100.00%
                                     =====          ============                  ======

-----------
  (1) The highest original asset amount was $283,938.00 which represents approximately 0.13% of the aggregate principal balance of the initial assets at origination. The average original principal amount of the initial assets was approximately $36,024 as of the Cut-off Date.


                             Current Asset Rates (1)

                                   Number of        Aggregate Scheduled          Percentage of
Current Asset Rate               Initial Assets      Principal Balance     Initial Asset Pool by SPB
------------------               --------------      -----------------     -------------------------
6.000%- 6.999%                          12           $    996,813                       0.49%
7.000%- 7.999%                         144             13,777,654                       6.81
8.000%- 8.999%                         165             14,577,130                       7.21
9.000%- 9.999%                         264             18,749,284                       9.27
10.000%-10.999%                        240             14,609,588                       7.23
11.000%-11.999%                        438             20,329,114                      10.05
12.000%-12.999%                      1,076             31,084,140                      15.37
13.000%-13.999%                      1,025             28,355,815                      14.02
14.000%-14.999%                      2,027             35,757,990                      17.69
15.000%-15.999%                        507             16,064,494                       7.95
16.000% or more                        272              7,879,259                       3.90
                                       ---              ---------                       ----
     Total.....................      6,170           $202,181,280                     100.00%
                                     =====           ============                     ======

-------------
(1) The weighted average current asset rate was approximately 12.17% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans. .

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any scenario presented.

              Remaining Terms to Maturity of Assets (In Months) (1)

                                     Number of       Aggregate Scheduled            Percentage of
Remaining Term to Maturity        Initial Assets      Principal Balance       Initial Asset Pool by SPB
--------------------------        --------------      -----------------       -------------------------
    1  -   60                          1,416            $  10,378,676                      5.13%
   61  -   96                            800                9,853,207                      4.87
   97  -  120                            114                2,306,596                      1.14
  121  -  156                            193                4,631,421                      2.29
  157  -  180                            339                9,453,653                      4.68
  181  -  216                             43                1,206,456                      0.60
  217  -  240                            843               25,851,067                     12.79
  241  -  300                            846               32,447,172                     16.05
  301  -  360                          1,576              106,053,030                     52.45
                                       -----              -----------                     -----
  Total....................            6,170             $202,181,280                    100.00%
                                       =====              ===========                    ======

-------------
(1) The weighted average remaining term to maturity of the initial assets was approximately 287 months as of the Cut-off Date.


              Original Terms to Maturity of Assets (In Months) (1)

                                  Number of        Aggregate Scheduled            Percentage of
Original Term to Maturity       Initial Assets      Principal Balance       Initial Asset Pool by SPB
-------------------------       --------------      -----------------       -------------------------
      1  -   60                        34                $  287,283                       0.14%
     61  -   96                        40                   626,601                       0.31
     97  -  120                       282                 2,980,462                       1.47
    121  -  156                       529                 5,750,098                       2.84
    157  -  180                     1,934                25,759,657                      12.74
    181  -  216                        42                 1,158,777                       0.57
    217  -  240                       885                27,008,472                      13.36
    241  -  300                       848                32,556,899                      16.10
    301  -  360                     1,576               106,053,030                      52.45
                                    -----               -----------                      -----
  Total....................         6,170             $  202,181,280                    100.00%
                                    =====             ==============                    =======

------------
(1) The weighted average original term to maturity of the initial assets was approximately 299 months as of the Cut-off Date.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any scenario presented.

           Distribution of Original Loan-to-Value Ratios of Assets(1)


                                   Number of       Aggregate Scheduled         Percentage of
Loan-to-Value Ratio(2)           Initial Assets     Principal Balance     Initial Asset Pool by SPB
-------------------              --------------     -----------------     -------------------------
N/A..........................            6          $     49,335                    0.02%
50%  or  less................           46             1,250,630                    0.62
51% - 55%....................           24               725,098                    0.36
56% - 60%....................           33             1,091,155                    0.54
61% - 65%....................           49             1,977,382                    0.98
66% - 70%....................           59             1,876,901                    0.93
71% - 75%....................          136             5,282,569                    2.61
76% - 80%....................          323            11,536,612                    5.71
81% - 85%....................          450            14,466,796                    7.16
86% - 90%....................        1,976            44,556,636                   22.04
91% - 95%....................        1,867            75,905,336                   37.54
96% - 100%...................        1,201            43,462,833                   21.50
                                     -----            ----------                   -----
     Total...................        6,170          $202,181,280                  100.00%
                                     =====          ============                  ======

------------
(1) The weighted average original Loan-to-Value Ratio of the initial assets was approximately 90.27% as of the Cut-off Date.
(2) Rounded to nearest 1%.


         "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any scenario presented.

                          MHP Prepayment Sensitivities

                                     0% MHP                100% MHP              150% MHP
                                     ------                --------              --------

                                 WAL      Maturity      WAL      Maturity     WAL      Maturity
        To Call
        Class A-1               14.35       6/28        7.54       1/22       5.85       4/18
        Class M-1               22.84       6/28       13.83       1/22      10.95       4/18
        Class M-2               22.84       6/28       13.83       1/22      10.95       4/18
        Class B-1               22.61       6/28       13.36       1/22      10.50       4/18

        To Maturity
        Class A-1               14.43       4/30        7.79       6/28       6.13       2/26
        Class M-1               22.99      11/29       14.30       7/26      11.49       9/23
        Class M-2               22.92       5/29       14.09      11/24      11.23       6/21
        Class B-1               22.61       7/28       13.37       5/22      10.51       9/18


                                    200% MHP               250% MHP              300% MHP
                                    --------               --------              --------

                                 WAL      Maturity      WAL      Maturity     WAL      Maturity
        To Call
        Class A-1                4.46       2/15       3.50       11/12       2.80       1/11
        Class M-1                9.62       2/15       8.67       11/12       7.92       1/11
        Class M-2                9.62       2/15       8.67       11/12       7.92       1/11
        Class B-1                9.37       2/15       8.55       11/12       7.88       1/11

        To Maturity
        Class A-1                4.72       5/23       3.69        5/20       2.92      12/17
        Class M-1               10.30      12/20       9.43       10/18       8.78      12/16
        Class M-2               10.06       1/19       9.22        1/17       8.60       4/15
        Class B-1                9.41       5/16       8.66        8/14       8.12       5/13

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Prudential Securities. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston and Prudential Securities make no representations that the above referenced security will actually perform as described in any scenario presented.